                                                                    Exhibit 99.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

We hereby consent to the incorporation by reference in the Registration
Statements on Form S-3 (No. 333-104415 and 333-109714) and Form S-8 (No.
333-10197 and No. 333-72972) of Suburban Propane Partners, L.P. of our report dated June 6, 2005 relating to the financial statement of Suburban Energy
Services Group LLC, which appears in this Form 8-K.

PricewaterhouseCoopers LLP

Florham Park, NJ
June 6, 2005